Exhibit 99.2

Quarterly Financial Supplement

FOR THE QUARTER ENDED MARCH 31, 2015

ddr

Think Retail. Create Value.

DDR Corp.

Table of Contents

Section	Page
Earnings Release & Financial Statements
Press Release	1 - 9

Asset Summary
Portfolio Summary	10
Portfolio Detail	11
Leasing Summary	12
Top 50 Tenants	13
Top 50 Assets by ABR at DDR Share	14

Investments
Transactions	15
Developments/Redevelopments	16

Joint Ventures
Summary	17
Income Statement	18
Balance Sheet	19

Balance Sheet Summary
Capital Structure	20
Debt / EBITDA	21
Debt Summary	22
Consolidated Debt Detail	23 - 25
Unconsolidated Debt Detail	26 - 27

Analyst Information and Reporting Policies
Analyst Coverage	28
Notable Policies	29 - 30

Property list available online at http://www.ddr.com

DDR considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectations for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause the results of the Company to differ materially from those indicated by such forward-looking statements, including among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant; constructing properties or expansions that produce a desired yield on investment; ability to sell assets on commercially reasonable terms; ability to secure equity or debt financing on commercially acceptable terms or at all; or ability to enter into definitive agreements with regard to our financing and joint venture arrangements or our failure to satisfy conditions to the completion of these arrangements; and the finalization of the financial statements for the three month period ended March 31, 2015. For additional factors that could cause the results of the Company to differ materially from these indicated in the forward-looking statements, please refer to the Company’s Form 10-K for the year ended December 31, 2014, as amended. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

For immediate release:

Media Contact:	Investor Contact:
Matt Schuler	Matt Lougee
mschuler@ddr.com	mlougee@ddr.com
216.755.5500	216.755.5500

DDR REPORTS A 7.1% INCREASE IN OPERATING FFO PER DILUTED SHARE TO $0.30

FOR THE QUARTER ENDED MARCH 31, 2015

BEACHWOOD, OHIO, April 28, 2015 – DDR Corp. (NYSE: DDR) today announced operating results for the first quarter ended March 31, 2015.

Financial Highlights

•	First quarter operating funds from operations attributable to common shareholders (“Operating FFO”) increased $6.4 million to $107.1 million, or $0.30 per diluted share, compared to $100.7 million, or $0.28 per diluted share, for the prior-year comparable period.

•	First quarter net loss attributable to common shareholders was $249.4 million, or $0.69 per diluted share, which compares to net loss of $23.2 million, or $0.07 per diluted share, for the prior-year comparable period.

•	Included in the 2015 net loss was the impairment of 25 operating shopping centers and five land parcels totaling $279.0 million. The impairment charges were triggered by an acceleration of the Company’s asset disposition plans.

Significant Quarterly Activity

•	Generated same store net operating income growth of 2.6% on a pro rata basis

•	Executed 289 new leases and renewals for 2.6 million square feet

•	The portfolio leased rate was 95.5% at March 31, 2015 as compared to 95.1% at March 31, 2014

•	Generated new leasing spreads of 26.9% on a pro rata basis, and renewal leasing spreads of 6.7% on a pro rata basis

•	The annualized base rent per occupied square foot was $14.02 at March 31, 2015 as compared to $13.44 at March 31, 2014, an increase of 4.3%

•	Acquired the remaining 80% interest in Buena Park Place, a 223,000 square-foot power center located in Orange County, California, valued at $39 million, in connection with the dissolution of the Company’s joint venture with Coventry Real Estate Advisors (“Coventry”). Simultaneously, DDR transferred to Coventry its 20% interest in the joint venture’s remaining 21 assets, valued at $49 million at the Company’s share, and concurrently eliminated the Company’s $36 million of pro rata joint venture debt.

•	Sold an additional 10 assets totaling $104 million at DDR’s share

•	Issued $500 million of 3.625% senior unsecured notes due February 2025

•	In April 2015, amended and restated primary $750 million unsecured revolving credit facility to extend the final maturity date to June 2020, including options. The smaller unsecured revolving credit facility was also amended in order to reduce the commitment to $50 million and modify certain other terms to conform to the primary facility. Pricing on both amended revolving credit facilities was reduced and is currently set at LIBOR plus 100 basis points, a decrease of 15 basis points from the previous rate, and is determined based upon DDR’s credit ratings.

•	Also in April 2015, entered into a $400 million unsecured term loan with Wells Fargo Bank, as administrative agent, and PNC Bank, as syndication agent. The unsecured term loan has a maturity date of April 2020, including options. Pricing on the unsecured term loan is currently set at LIBOR plus 110 basis points and is determined based upon DDR’s credit ratings.

“I am pleased to announce another impressive quarter of leasing and transactional volume as we further position the portfolio for long-term net asset value creation. Although taking a large impairment charge is disappointing, we believe that disposing of these assets is in the best interest of our shareholders,” added David J. Oakes, president and chief executive officer of DDR.

2015 Guidance

•	There has been no change in Operating FFO per share guidance since the initial release on January 7, 2015. The Company continues to estimate Operating FFO for 2015 between $1.20 and $1.25 per diluted share.

Non-GAAP Disclosures

FFO is a supplemental non-GAAP financial measurement used as a standard in the real estate industry and a widely accepted measure of real estate investment trust (“REIT”) performance. Management believes that FFO and Operating FFO provide additional indicators of the financial performance of a REIT. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group. Neither FFO nor Operating FFO represents cash generated from operating activities in accordance with generally accepted accounting principles (“GAAP”), is necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to net income computed in accordance with GAAP as an indicator of the Company’s operating performance or as an alternative to cash flow as a measure of liquidity.

FFO is defined and calculated by the Company as net income, adjusted to exclude: (i) preferred share dividends, (ii) gains and losses from disposition of depreciable real estate property, which are presented net of taxes, (iii) impairment charges on depreciable real estate property and related investments, (iv) extraordinary items and (v) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income from joint ventures and equity income from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis. The Company calculates Operating FFO by excluding the non-operating charges and gains described below. The Company computes FFO in accordance with the NAREIT definition. Other real estate companies may calculate FFO and Operating FFO in a different manner. Operating FFO is useful to investors as the Company removes these charges and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio. A reconciliation of net income (loss) to FFO and Operating FFO is presented herein.

Safe Harbor

DDR Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant; constructing properties or expansions that produce a desired yield on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements or our failure to satisfy conditions to the completion of these arrangements; the success of our capital recycling strategy; and the finalization of the financial statements for the three-month period ended March 31, 2015. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company’s Form 10-K for the year ended December 31, 2014, as amended. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

About DDR Corp.

DDR is an owner and manager of 407 value-oriented shopping centers representing 117 million square feet in 41 states and Puerto Rico. The Company’s assets are concentrated in high barrier-to-entry markets with stable populations and high growth potential and its portfolio is actively managed to create long-term shareholder value. DDR is a self-administered and self-managed REIT operating as a fully integrated real estate company, and is publicly traded on the New York Stock Exchange under the ticker symbol DDR. Additional information about the Company is available at www.ddr.com.

Conference Call and Supplemental Information

A copy of the Company’s Supplemental package is available upon request to Brooke Vanek at the Company’s corporate office, 3300 Enterprise Parkway, Beachwood, Ohio 44122 or at www.ddr.com.

The Company will hold its quarterly conference call tomorrow, April 29, 2015, at 10:00 a.m. Eastern Time. To participate, please dial 877.249.1119 (domestic) or 412.542.4143 (international) at least ten minutes prior to the scheduled start of the call. The conference call webcast will be recorded and available for replay through the Investors portion of DDR’s website, http://ir.ddr.com/events.cfm.

DDR Corp.

Income Statement: Consolidated Interests

$ in thousands, except per share	Three Months Ended
	1Q15	1Q14
Revenues:
Minimum rents (1)	$180,697	$166,187
Percentage rent	1,385	1,641
Recoveries	64,080	57,800
Ancillary income	4,219	6,203
Other revenues (2)	370	1,458

	250,751	233,289
Expenses (3):
Operating and maintenance	38,726	36,587
Real estate taxes	37,629	33,976

	76,355	70,563

Net operating income	174,396	162,726

Other income (expense):
Fee income	8,074	8,223
Interest income	7,161	3,127
Interest expense (4)	(63,020)	(59,698)
Depreciation and amortization	(103,015)	(103,619)
General and administrative (5)	(18,595)	(20,253)
Other income (expense), net (6)	(3,428)	(4,183)
Impairment charges (7)	(279,021)	(2,329)

Loss before earnings from equity method investments and other items	(277,448)	(16,006)
Equity in net income of joint ventures	61	5,490
Impairment of joint venture investments	0	(9,100)
Gain on change in control of interests	14,279	0
Income from discontinued operations (8)	0	3,012
Tax expense	(4,900)	(684)
Gain (loss) on disposition of real estate, net of tax	25,094	(1,090)

Net loss	(242,914)	(18,378)
Non-controlling interests (9)	(873)	1,738

Net loss attributable to DDR	(243,787)	(16,640)
Preferred dividends	(5,594)	(6,608)

Net loss attributable to Common Shareholders	(249,381)	(23,248)

FFO:
Net loss attributable to common shareholders	(249,381)	(23,248)
Depreciation and amortization of real estate investments	100,867	107,066
Equity in net income of joint ventures	(61)	(5,490)
Joint ventures’ FFO	7,017	8,743
Non-controlling interests (OP units)	249	62
Impairment of depreciable real estate	179,748	10,390
Gain on disposition of depreciable real estate, net	(25,236)	(11,711)

FFO attributable to Common Shareholders	13,203	85,812
Non-operating items, net (10)	93,930	14,898

Operating FFO	$107,133	$100,710

FFO per share – Diluted (11)	$0.04	$0.24
Operating FFO per share – Diluted (11)	$0.30	$0.28

DDR Corp.

Balance Sheet: Consolidated Interests

$ in thousands	At Quarter End
	1Q15	4Q14
Assets:
Land	$2,195,039	$2,208,468
Buildings	6,933,849	7,087,040
Fixtures and tenant improvements	643,222	645,035

	9,772,110	9,940,543
Less: Accumulated depreciation	(1,943,284)	(1,909,585)

	7,828,826	8,030,958
Land held for development and construction in progress	275,305	395,242

Real estate, net	8,104,131	8,426,200

Investments in and advances to joint ventures	410,340	414,848
Cash	55,993	20,937
Restricted cash	8,152	11,375
Notes receivable, net	47,184	56,245
Receivables, including straight-line rent, net	133,463	132,661
Other assets, net (12)	451,847	479,629

Total Assets	9,211,110	9,541,895

Liabilities and Equity:
Revolving credit facilities	6,327	29,009
Unsecured debt	3,265,294	2,765,893
Unsecured term loan	0	350,000
Mortgage and other secured debt	1,975,464	2,089,805

	5,247,085	5,234,707
Dividends payable	67,865	61,468
Other liabilities (13)	402,978	448,192

Total Liabilities	5,717,928	5,744,367

Preferred shares	350,000	350,000
Common shares	36,108	36,071
Paid-in-capital	5,445,387	5,438,778
Accumulated distributions in excess of net income	(2,358,864)	(2,047,212)
Deferred compensation obligation	17,001	16,609
Accumulated other comprehensive income	(6,689)	(7,352)
Less: Common shares in treasury at cost	(16,910)	(16,646)
Non-controlling interests	27,149	27,280

Total Equity	3,493,182	3,797,528

Total Liabilities and Equity	$9,211,110	$9,541,895

DDR Corp.

Income Statement: Unconsolidated Interests at 100%

$ in thousands	Three Months Ended
	1Q15	1Q14
Revenues:
Minimum rents	$103,737	$98,565
Percentage rent	589	410
Recoveries	30,859	21,883
Other revenues	2,415	15,643

	137,600	136,501
Expenses:
Operating and maintenance	32,711	35,135
Real estate taxes	18,271	12,672

	50,982	47,807

Net operating income	86,618	88,694

Other income (expense):
Interest expense	(40,903)	(50,058)
Depreciation and amortization	(56,737)	(41,214)
Impairment charges	(448)	0
Tax expense	0	(4,140)
Other expense, net	(367)	(3,043)

	(98,455)	(98,455)
Loss from continuing operations	(11,837)	(9,761)
Loss from discontinued operations	0	(2,490)
Gain on disposition of discontinued operations, net	0	21,473
Loss on disposition of real estate, net	(213)	0
Non-controlling interests	0	(1,488)

Net (loss) income attributable to unconsolidated joint ventures	(12,050)	7,734
Depreciation and amortization of real estate investments	56,737	44,175
Impairment of depreciable real estate	448	0
Loss (gain) on disposition of depreciable real estate, net	213	(21,473)

FFO	45,348	30,436
FFO at DDR’s ownership interests	7,017	8,743
Operating FFO at DDR’s ownership interests	7,022	9,095

Net (loss) income at DDR’s ownership interests	(247)	4,731
Basis differences	308	759

Equity in net income of joint ventures	$61	$5,490

DDR Corp.

Balance Sheet: Unconsolidated Interests at 100%

$ in thousands	At Quarter End
	1Q15	4Q14
Assets:
Land	$1,359,918	$1,439,849
Buildings	3,589,210	3,854,585
Fixtures and tenant improvements	180,389	200,696

	5,129,517	5,495,130
Less: Accumulated depreciation	(736,867)	(773,256)

	4,392,650	4,721,874
Land held for development and construction in progress	53,597	55,698

Real estate, net	4,446,247	4,777,572
Cash and restricted cash	82,012	100,812
Receivables, including straight-line rent, net	47,767	80,508
Other assets, net	373,758	394,751

Total Assets	4,949,784	5,353,643

Liabilities and Equity:
Mortgage debt	3,282,124	3,552,764
Notes and accrued interest payable to DDR	3,077	144,831
Other liabilities	202,378	276,998

Total Liabilities	3,487,579	3,974,593

Redeemable preferred equity	307,563	305,310
Accumulated equity	1,154,642	1,073,740

Total Liabilities and Equity	$4,949,784	$5,353,643

DDR Corp.

Financial Statements: Footnotes

$ in millions, except per share		Three Months Ended
Includes discontinued operations		1Q15	1Q14

(1)	Minimum rents:
	Straight-line rent, net	$1.4	$1.0
	Below-market rent, net	0.3	(0.1)
	Ground lease revenue	9.1	7.9

(2)	Other revenues:
	Lease termination fees	0.2	1.3
	Other miscellaneous	0.2	0.2

(3)	Operating expenses:
	Recoverable expenses (2014 excludes sold assets)	(70.7)	(62.9)
	Non-recoverable expenses (2014 excludes sold assets)	(5.7)	(7.7)
	Straight-line ground rent expense	(0.3)	(0.3)
	Expensed costs of suspended developments	(0.1)	(0.4)

(4)	Non-cash interest expense:
	Convertible debt accretion	(2.9)	(2.8)
	Debt fair value amortization	5.3	4.2
	Loan cost amortization	(2.5)	(3.2)
	Interest expense (capitalized)	1.6	1.8

(5)	General and administrative expenses:
	Stock compensation expenses	(2.2)	(1.9)
	Internal leasing expenses	(2.0)	(1.9)
	Construction administrative costs (capitalized)	2.4	2.4

(6)	Other income (expense):
	Transactions and other, net	(0.1)	(4.0)
	Litigation expenses	(0.0)	(0.2)
	Debt extinguishment, net	(3.3)	(0.0)

(7)	Impairment charges:
	Assets marketed for sale	(179.7)	(10.4)
	Land previously held for development	(99.3)	(0.4)

DDR Corp.

Financial Statements: Footnotes

$ in millions, except per share		Three Months Ended
Includes discontinued operations		1Q15	1Q14

(8)	Discontinued operations (2014):
	Revenues	n/a	$14.1
	Expenses	n/a	(7.6)
	Impairments	n/a	(8.5)
	Depreciation	n/a	(5.7)
	Gain on disposition of real estate, net	n/a	10.7

	Net income	n/a	3.0

(9)	Non-controlling interests:
	FFO attributable to non-controlling interests	(0.7)	(0.2)
	Operating FFO attributable to non-controlling interests	(0.3)	(0.2)

(10)	Non-operating items excluded from Operating FFO:
	Non-cash impairment charges – non-depreciable assets	99.3	9.5
	Transaction, litigation, debt extinguishment, other, net	3.9	4.8
	Joint ventures – currency, other	0.0	0.4
	Non-cash gain on change in control of interests	(14.3)	0.0
	Tax expense (primarily Puerto Rico restructuring)	4.4	0.0
	Loss on sale of non-depreciable real estate, net	0.6	0.2

		93.9	14.9

(11)	Outstanding per share information:
	Common shares (at quarter end)	361.0	359.3
	OP units (at quarter end)	1.4	0.4

	Total shares and units (at quarter end)	362.4	359.7
	Weighted average shares and units – Basic & Diluted – EPS	359.8	357.6
	Weighted average shares and units – Basic – FFO & OFFO	362.4	359.6
	Assumed conversion of dilutive securities	0.6	0.5

	Weighted average shares and units – Diluted – FFO & OFFO	363.0	360.1
	Earnings per common share – Basic & Diluted	$(0.69)	$(0.07)
	FFO per share – Basic	$0.04	$0.24
	FFO per share – Diluted	$0.04	$0.24
	Operating FFO per share – Diluted	$0.30	$0.28
	Common stock dividends declared, per share	$0.1725	$0.155

(12)	Intangible assets, net (at quarter and year end)	364.4	389.2

(13)	Below-market leases, net (at quarter and year end)	139.3	139.3

DDR Corp.

Financial Statements: Footnotes

	Three Months Ended
	1Q15	1Q14

Additional financial information:

Capital expenditures (DDR share):
Retenanting	$12.0	$11.4
Maintenance – total	1.5	1.1
Maintenance PSF of owned GLA – non reimbursable	0.02	0.03

Miscellaneous (DDR share):
Est. value of land owned adjacent to existing centers (at 3/31/15)	$26.5
Cost basis of headquarters (non-income producing, at quarter end)	40.0

DDR Corp.

Portfolio Summary

$, GLA in millions, except PSF

		At 100%				At DDR Share
Portfolio Metrics
Operating Centers		407				407
Owned GLA		79.8				54.4
Ground Lease GLA		6.8				5.0
Additional Unowned		30.5				30.5
Base Rent PSF		$14.02				$14.29
Leased Rate		95.5%				95.8%
Commenced Rate		94.1%				94.2%

	Same Store NOI at 100%				Same Store NOI at DDR Share
	1Q15	1Q14	Change		1Q15	1Q14	Change
Same Store Leased Rate	95.4%	95.5%	-0.1%		95.8%	96.0%	-0.2%
Revenues:
Base Rents	$217.1	$212.1	2.4%		$171.8	$167.7	2.4%
Recoveries	74.4	72.3	2.9%		60.8	59.2	2.7%
Other	4.9	4.6	5.8%		4.4	4.1	6.2%

	296.4	289.0	2.6%		237.0	231.0	2.6%
Expenses:
Operating	(53.3)	(52.5)	1.5%		(42.6)	(41.8)	1.8%
Real Estate Taxes	(42.7)	(41.3)	3.3%		(34.9)	(33.7)	3.4%

	(96.0)	(93.8)	2.3%		(77.4)	(75.5)	2.5%

Same Store NOI	$200.5	$195.2	2.7%		$159.5	$155.5	2.6%
Non-Same Store NOI (1)	60.5	56.2			27.5	26.9

	$261.0	$251.4			$187.0	$182.4

Same Store NOI Reconciliation to Income Statement

Consolidated at 100%:				Consolidated at DDR Share:
Revenues	$250.8	$233.3		DDR Share	$174.4	$162.7
Expenses	(76.4)	(70.6)		JV Share	(0.4)	(0.4)

	$174.4	$162.7			$174.0	$162.3
Unconsolidated at 100%:				Unconsolidated at DDR Share:
Revenues	$137.6	$136.5		Revenues	$20.2	$31.6
Expenses	(51.0)	(47.8)		Expenses	(7.2)	(11.5)

	$86.6	$88.7			$13.0	$20.1

Total	$261.0	$251.4		Total	$187.0	$182.4

(1)	Brazil is excluded from the same-store pool in both periods.

DDR Corp.

Portfolio Detail (at 100% unless otherwise noted)

Lease Expiration Schedule

	Greater than 10,000 SF				Less than 10,000 SF

		ABR	Rent	% of		ABR	Rent	% of
Year	Leases	(mil)	PSF	ABR	Leases	(mil)	PSF	ABR
2015	60	$21.1	$10.27	2.1%	531	$28.9	$23.66	2.8%
2016	220	70.6	11.14	6.9%	940	56.3	22.36	5.5%
2017	220	83.2	10.87	8.1%	905	54.5	23.05	5.3%
2018	235	84.1	11.54	8.2%	896	63.3	24.10	6.2%
2019	240	94.4	11.15	9.2%	682	46.1	23.42	4.5%
2020	174	61.7	11.76	6.0%	339	24.2	22.60	2.4%
2021	125	55.5	10.71	5.4%	207	17.1	25.15	1.7%
2022	118	46.9	11.11	4.6%	206	17.9	25.07	1.7%
2023	119	44.7	10.57	4.4%	179	16.5	23.72	1.6%
2024	97	34.5	12.30	3.4%	219	20.3	23.80	2.0%

2015-2024	1,608	$596.7	$11.14	58.3%	5,104	$345.1	$23.69	33.7%
Total Rent Roll	1,715	$659.6	$11.40	64.4%	5,417	$364.6	$23.43	35.6%

	Annual Metrics				Leased Rate Breakdown at 100%

	Period Ending	Centers	Leased Rate	ABR PSF	SF	Leased Rate	% of GLA	% of Vacancy
	1Q 2015	407	95.5%	$14.02	<5,000	86.0%	14.8%	45.7%
	YE 2014	415	95.7%	13.91	5,000-9,999	91.5%	8.5%	15.9%
	YE 2013	406	95.0%	13.35	>10,000	97.7%	76.7%	38.4%

	YE 2012	444	94.1%	12.77	Total	95.5%	100.0%	100.0%
	YE 2011	422	93.3%	12.54
	YE 2010	476	92.3%	12.46	Leased Rate Breakdown at DDR Share
	YE 2009	534	91.2%	12.27
	YE 2008	611	92.6%	12.34		Leased	% of	% of
	YE 2007	619	95.8%	12.22	SF	Rate	GLA	Vacancy
	YE 2006	370	96.2%	11.57	<5,000	86.0%	14.2%	46.7%
	YE 2005	379	96.3%	11.30	5,000-9,999	91.7%	8.6%	16.7%
	YE 2004	373	95.4%	11.13	>10,000	98.0%	77.2%	36.6%

	YE 2003	274	95.1%	10.82	Total	95.8%	100.0%	100.0%
	YE 2002	189	95.9%	10.58
	YE 2001	192	95.4%	10.03	Portfolio Concentration
	YE 2000	190	96.9%	9.66
	YE 1999	186	95.7%	9.20		% of		% of
	YE 1998	159	96.5%	8.99		ABR	MSF	GLA
	YE 1997	123	96.1%	8.49	Florida	10.8%	10.0	11.6%
	YE 1996	112	94.8%	7.85	Georgia	9.6%	9.3	10.8%
	YE 1995	106	96.3%	7.60	Puerto Rico	7.6%	4.8	5.5%
	YE 1994	84	97.1%	5.89	Ohio	7.5%	7.1	8.2%
	YE 1993	69	96.2%	5.60	N. Carolina	6.6%	5.3	6.2%
	YE 1992	53	95.4%	5.37	California	5.3%	4.0	4.7%
					New Jersey	4.6%	3.2	3.7%
					Illinois	4.5%	2.7	3.1%
					New York	3.9%	4.4	5.1%
					Texas	3.8%	3.1	3.6%

DDR Corp.

Leasing Summary

1Q15

GLA in thousands

			New	Prior
	# of		Rent	Rent		Wtd Avg	TA
	Leases	GLA	PSF	PSF	Spread	Term (Yrs)	PSF
Current Quarter at 100%
New Leases
Comparable	56	325	$17.79	$14.31	24.3%	8.6	$12.69
Non-comp	68	355	16.49	N/A	N/A	9.5	15.56

New Leases - Total	124	680	17.11	N/A	24.3%	9.0	14.15
Renewals	165	1,931	13.60	12.69	7.2%	5.5	0.13

Total	289	2,611	$14.52	$12.92	9.9%	6.4	$3.94

Current Quarter at DDR Share
New Leases
Comparable	56	247	$17.37	$13.69	26.9%	8.7	$11.73
Non-comp	68	296	16.47	N/A	N/A	9.8	14.51

New Leases - Total	124	543	16.88	N/A	26.9%	9.3	13.21
Renewals	165	1,462	13.77	12.91	6.7%	5.6	0.04

Total	289	2,005	$14.61	$13.02	9.7%	6.6	$3.76

	New	Renewals
	1Q15	1Q15
Net Effective Rents at 100%
Square footage	578	1,931
Base rent	$18.40	$13.78
Tenant allowance	(1.86)	(0.02)
Landlord work	(3.93)	0.00
Third party leasing commissions	(0.35)	0.00

Equivalent net effective rent	$12.26	$13.76
Weighted average term in years	8.6	5.5

DDR Corp.

Top 50 Tenants

$, GLA in millions

		# of Units		Base Rent			GLA			Credit Ratings
	Tenant	Owned	Total	at 100%	% of Total	Pro Rata	at 100%	% of Total	Pro Rata	(S&P/Moody’s/Fitch)
1	TJX Companies (1)	110	111	$37.0	3.4%	$26.3	3.4	3.9%	2.4	A+ / A3 / NR
2	PetSmart	103	104	32.4	3.0%	21.7	2.2	2.5%	1.5	B+ / NR / NR
3	Bed Bath & Beyond (2)	91	92	32.0	2.9%	23.2	2.6	3.0%	1.8	A- / Baa1 / NR
4	Walmart (3)	29	76	27.9	2.6%	24.9	4.4	5.1%	4.0	AA / Aa2 / AA
5	Kohl’s	39	55	26.5	2.4%	17.8	3.4	3.9%	2.4	BBB / Baa1 / BBB+
6	Dick’s Sporting Goods (4)	40	41	23.5	2.2%	14.4	1.9	2.2%	1.1	NR
7	Ross Stores (5)	70	70	22.3	2.0%	13.7	2.1	2.4%	1.2	A- / A3 / NR
8	Best Buy	38	44	22.0	2.0%	15.8	1.5	1.7%	1.1	BB / Baa2 / BB
9	Michaels	67	69	19.4	1.8%	13.6	1.6	1.8%	1.1	B+ / NR / NR
10	AMC Theatres	10	11	17.3	1.6%	12.1	0.8	0.9%	0.5	B+ / NR / NR
11	Gap (6)	66	66	17.0	1.6%	12.7	1.1	1.3%	0.8	BBB- / Baa3 / BBB-
12	Office Depot (7)	56	60	16.8	1.5%	12.1	1.2	1.4%	0.9	B- / B2 / NR
13	Publix	36	39	15.6	1.4%	3.6	1.7	2.0%	0.4	NR
14	Ulta	53	55	12.8	1.2%	8.7	0.6	0.7%	0.4	NR
15	Ascena (8)	109	109	12.3	1.1%	9.5	0.6	0.7%	0.5	NR
16	Kroger (9)	26	29	11.7	1.1%	4.8	1.4	1.6%	0.5	BBB / Baa2 / BBB
17	Barnes & Noble	26	28	11.2	1.0%	8.6	0.6	0.7%	0.5	NR
18	Jo-Ann	35	35	11.0	1.0%	8.8	1.0	1.2%	0.8	B / Caa1 / NR
19	Lowe’s	13	33	10.4	1.0%	9.4	1.7	2.0%	1.5	A- / A3 / NR
20	Staples	36	37	10.1	0.9%	6.6	0.7	0.8%	0.5	BBB- / Baa2 / BBB-
21	Toys “R” Us (10)	28	32	9.9	0.9%	8.7	1.1	1.3%	0.9	B- / B3 / CCC
22	Petco	37	39	9.5	0.9%	7.0	0.5	0.6%	0.4	B / B3 / NR
23	Hobby Lobby	22	25	9.4	0.9%	4.9	1.2	1.4%	0.7	NR
24	LA Fitness	13	14	9.3	0.9%	5.5	0.6	0.7%	0.4	NR
25	DSW	25	25	9.2	0.8%	6.2	0.6	0.7%	0.4	NR
26	Home Depot	10	42	9.2	0.8%	9.0	1.1	1.3%	1.0	A / A2 / A
27	Dollar Tree Stores	82	85	9.1	0.8%	6.3	0.8	0.9%	0.6	BB / Ba2 / NR
28	Regal Cinemas	10	11	9.1	0.8%	7.1	0.6	0.7%	0.5	B+ / B1 / B+
29	Sports Authority	17	18	8.9	0.8%	8.9	0.7	0.8%	0.7	NR / Caa1 / NR
30	Cinemark	10	10	8.9	0.8%	6.9	0.6	0.7%	0.5	BB- / NR / NR
31	Party City	41	42	8.0	0.7%	5.9	0.5	0.6%	0.4	B / B3 / NR
32	Royal Ahold (11)	9	9	7.5	0.7%	2.9	0.5	0.6%	0.2	BBB / Baa3 / BBB
33	Burlington	13	13	6.8	0.6%	5.0	1.0	1.2%	0.7	B+ / NR / NR
34	Pier 1 Imports	32	37	6.8	0.6%	4.9	0.3	0.3%	0.2	B+ / NR / NR
35	Nordstrom Rack	10	11	6.4	0.6%	5.3	0.4	0.5%	0.3	A- / Baa1 / BBB+
36	hhgregg	19	19	6.3	0.6%	4.6	0.6	0.7%	0.4	NR
37	Whole Foods	6	6	6.3	0.6%	4.6	0.3	0.3%	0.2	BBB- / NR / NR
38	Five Below	45	45	6.0	0.6%	4.2	0.4	0.5%	0.3	NR
39	Giant Eagle	6	7	6.0	0.6%	3.3	0.5	0.6%	0.3	NR
40	BJ’s Wholesale Club	5	6	5.8	0.5%	3.0	0.5	0.6%	0.3	B- / B3 / NR
41	AT&T	60	61	5.5	0.5%	4.2	0.2	0.2%	0.1	BBB+ / Baa1 / A-
42	Panera	41	42	5.4	0.5%	3.7	0.2	0.2%	0.1	NR
43	Sears (12)	15	16	5.4	0.5%	4.1	1.4	1.6%	1.0	CCC+ / Caa1 / CC
44	Beall’s	18	19	5.3	0.5%	2.6	0.7	0.8%	0.4	NR
45	Famous Footwear	38	38	5.3	0.5%	4.2	0.3	0.3%	0.2	BB- / B1 / NR
46	Mattress Firm	44	45	5.2	0.5%	3.4	0.2	0.2%	0.1	B / B2 / NR
47	Gamestop	102	102	5.0	0.5%	3.7	0.2	0.2%	0.1	BB+ / Ba1 / NR
48	Stein Mart	17	17	5.0	0.5%	3.2	0.6	0.7%	0.4	NR
49	24 Hour Fitness	6	6	4.6	0.4%	2.1	0.2	0.2%	0.1	NR
50	Shoe Carnival	30	30	4.5	0.4%	2.9	0.3	0.3%	0.2	NR

	Top 50 Total	1,864	2,036	$598.8	54.9%	$416.6	51.6	59.6%	36.0
	Total Portfolio			$1,090.5	100.0%	$760.7	86.6	100.0%	59.4

(1)	T.J. Maxx (48) / Marshalls (44) / HomeGoods (17) / Sierra Trading (1)
(2)	Bed Bath (57) / World Market (21) / buybuy Baby (11) / CTS (2)
(3)	Walmart (24) / Sam’s Club (3) / Neighborhood Market (2)
(4)	Dick’s Sporting Goods (37) / Golf Galaxy (2) / Field & Stream (1)
(5)	Ross Dress For Less (68) / dd’s Discounts (2)
(6)	Gap (5) / Old Navy (58) / Banana Republic (3)
(7)	Office Depot (20) / OfficeMax (36)
(8)	Catherine’s (8) / Dress Barn (30) / Justice (26) / Lane Bryant (29) / Maurice’s (16)
(9)	Kroger (18) / Harris Teeter (7) / King Soopers (1)
(10)	Toys “R” Us (7) / Babies “R” Us (15) / Toys-Babies Combo (6)
(11)	Stop & Shop (4) / Martin’s (3) / Others (2)
(12)	Sears (5) / Kmart (10)

DDR Corp.

Top 50 Assets by ABR at DDR Share

$, GLA in thousands

Bold = Prime Plus Asset

				Base Rent		Total GLA
	Asset	Location	MSA	Pro Rata	% of Pro Rata	Pro Rata	% of Pro Rata
1	Plaza Del Sol	Bayamon, PR	San Juan	$16,780	2.2%	684	0.8%
2	Shoppers World	Framingham, MA	Boston	15,770	2.1%	783	0.9%
3	Winter Garden Village	Winter Garden, FL	Orlando	13,724	1.8%	1,121	1.2%
4	Plaza Rio Hondo	Bayamon, PR	San Juan	13,327	1.8%	553	0.6%
5	Plaza Del Norte	Hatillo, PR	San Juan	12,137	1.6%	682	0.8%
6	Wrangleboro Consumer Square	Mays Landing, NJ	Atlantic City	10,428	1.4%	842	0.9%
7	Ahwatukee Foothills	Phoenix, AZ	Phoenix	10,251	1.3%	694	0.8%
8	Riverdale Village	Coon Rapids, MN	Minneapolis	10,029	1.3%	950	1.1%
9	Tucson Spectrum	Tucson, AZ	Tucson	9,711	1.3%	960	1.1%
10	Nassau Park Pavilion	Princeton, NJ	Trenton	9,464	1.2%	1,106	1.2%
11	Hamilton Marketplace	Hamilton, NJ	Trenton	9,319	1.2%	960	1.1%
12	Woodfield Village Green	Schaumburg, IL	Chicago	8,631	1.1%	687	0.8%
13	Plaza Escorial	Carolina, PR	San Juan	8,612	1.1%	636	0.7%
14	Carolina Pavilion	Charlotte, NC	Charlotte	8,597	1.1%	844	0.9%
15	Great Northern Plaza	North Olmsted, OH	Cleveland	8,322	1.1%	669	0.7%
16	Plaza Palma Real	Humacao, PR	San Juan	7,742	1.0%	449	0.5%
17	Polaris Towne Center	Columbus, OH	Columbus	7,487	1.0%	725	0.8%
18	Centennial Promenade	Centennial, CO	Denver	7,453	1.0%	540	0.6%
19	The Shops at Midtown Miami	Miami, FL	Miami	7,447	1.0%	467	0.5%
20	Connecticut Commons	Plainville, CT	Hartford	6,954	0.9%	562	0.6%
21	Paseo Colorado	Pasadena, CA	Los Angeles	6,808	0.9%	553	0.6%
22	Easton Market	Columbus, OH	Columbus	6,466	0.9%	502	0.6%
23	Aspen Grove	Littleton, CO	Denver	6,073	0.8%	272	0.3%
24	Hamilton Commons	Mays Landing, NJ	Atlantic City	5,979	0.8%	397	0.4%
25	Silver Springs Square	Mechanicsburg, PA	Harrisburg	5,948	0.8%	482	0.5%
26	Crossroads Center	Gulfport, MS	Gulfport	5,927	0.8%	555	0.6%
27	Falcon Ridge Town Center	Fontana, CA	Los Angeles	5,906	0.8%	423	0.5%
28	Belden Park Crossings	North Canton, OH	Cleveland	5,832	0.8%	593	0.7%
29	Sycamore Crossing & Sycamore Plaza	Cincinnati, OH	Cincinnati	5,731	0.8%	391	0.4%
30	The Fountains	Plantation, FL	Miami	5,684	0.7%	489	0.5%
31	Bandera Pointe	San Antonio, TX	San Antonio	5,675	0.7%	961	1.1%
32	Ridge at Creekside	Roseville, CA	Sacramento	5,555	0.7%	275	0.3%
33	Perimeter Pointe	Atlanta, GA	Atlanta	5,536	0.7%	352	0.4%
34	The Maxwell	Chicago, IL	Chicago	5,481	0.7%	240	0.3%
35	Peach Street Square	Erie, PA	Erie	5,459	0.7%	717	0.8%
36	Cotswold Village	Charlotte, NC	Charlotte	5,436	0.7%	261	0.3%
37	Big Flats Consumer Square	Big Flats, NY	Elmira	5,333	0.7%	574	0.6%
38	Merriam Village	Merriam, KS	Kansas City	5,257	0.7%	537	0.6%
39	Homestead Pavilion	Homestead, FL	Miami	5,078	0.7%	397	0.4%
40	Beaver Creek Crossings	Apex, NC	Raleigh	5,064	0.7%	321	0.4%
41	Independence Commons	Independence, MO	Kansas City	5,016	0.7%	403	0.4%
42	Gateway Center	Everett, MA	Boston	4,890	0.6%	640	0.7%
43	Arrowhead Crossing	Phoenix, AZ	Phoenix	4,872	0.6%	407	0.5%
44	Fairfax Towne Center	Fairfax, VA	Balt-Wash DC	4,863	0.6%	253	0.3%
45	Village at Stone Oak	San Antonio, TX	San Antonio	4,794	0.6%	211	0.2%
46	Mohawk Commons	Niskayuna, NY	Albany	4,786	0.6%	530	0.6%
47	Cumming Town Center	Cumming, GA	Atlanta	4,784	0.6%	311	0.3%
48	Meridian Crossroads	Meridian, ID	Boise	4,746	0.6%	732	0.8%
49	Brookside Marketplace	Tinley Park, IL	Chicago	4,629	0.6%	602	0.7%
50	The Promenade at Brentwood	Brentwood, MO	St. Louis	4,627	0.6%	338	0.4%

	Top 50 Total			$364,420	47.9%	28,633	31.8%
	Total Portfolio			$760,673	100.0%	89,988	100.0%

DDR Corp.

Transactions

$ in millions, GLA in thousands

		DDR	Owned	At 100%		At DDR Share
		Own. %	GLA	Price	Debt	Price	Debt	Anchors
Acquisitions
03/15	Orange County, CA	100%	208	$49.2	$0.0	$49.2	$0.0	Kohl’s, Michaels, PetSmart

Dispositions
01/15	Morgantown, WV	100%	122	13.9	0.0	13.9	0.0	Michaels, Shop ‘N Save
02/15	Camden, SC	100%	179	11.4	0.0	11.4	0.0	Belk
03/15	Charlotte, NC	100%	70	11.8	0.0	11.8	0.0	Bi-Lo
03/15	Bedford, IN	100%	223	6.8	0.0	6.8	0.0	Goody’s, JCPenney
03/15	Ashtabula, OH	100%	58	0.6	0.0	0.6	0.0	-
03/15	Fayetteville, NC	100%	226	26.2	0.0	26.2	0.0	Bed Bath & Beyond, T.J. Maxx
03/15	Northville, MI	5%	16	4.3	0.0	0.2	0.0	-
03/15	Apex, NC	100%	36	5.5	0.0	5.5	0.0	hhgregg
03/15	San Diego, CA	100%	80	18.2	0.0	18.2	0.0	Regal
03/15	Frisco, TX	100%	108	9.0	0.0	9.0	0.0	Kohl’s
03/15	Phoenix, AZ	20%	851	106.0	64.6	21.2	12.9	Target, Walmart, Costco, JCPenney
03/15	Kirkland, WA	20%	291	36.0	27.5	7.2	5.5	24 Hour Fitness, My Home Furniture
03/15	SM Portfolio (16 assets)	20%	835	33.0	28.0	6.6	5.6	Various
03/15	Benton Harbor, MI	20%	280	21.0	18.1	4.2	3.6	Dunham’s, T.J. Maxx, PetSmart, Michaels
03/15	Orange County, CA	20%	741	99.0	73.0	19.8	14.6	Krikorian Premiere Theatres, T.J. Maxx
03/15	Bloomfield Hills, MI	20%	0	0.0	0.0	0.0	0.0	-

	1Q Total		4,116	$402.7	$211.2	$162.6	$42.2

DDR Corp.

Developments / Redevelopments

$ in millions, GLA in thousands

	Owned SF	Est. Total Net Cost	Cost Incurred To Date	Est. Remain Costs	Placed In Service	Est. Anchor Opening	Est. Stabilized Quarter	Key Tenants
Consolidated Summary
Developments in Progress		$334	$219	$115	$116
Redevelopments - Major		265	59	207	24
Redevelopments - Minor		197	72	126	41
Retenanting		31	15	16	2
Land Held for Development		N/A	93	0	0

		$827	$458	$464	$183
Developments in Progress
Orlando, FL	367	$101	$38	$63	$0	4Q15	4Q16	Epic Theater, Five Below, Petco, HomeGoods, Famous Footwear
New Haven, CT	131	68	34	34	0	4Q15	3Q16	Fresh Market, Michaels, Bed Bath & Beyond, DSW
Other Minor Developments (Primarily Placed in Service)	-	165	147	18	116	N/A	N/A	-

	498	$334	$219	$115	$116
Redevelopments - Major
Pasadena, CA		$95	$8	$87	$0	N/A	3Q17	Hyatt Place, H&M
Long Beach, CA		70	23	47	2	N/A	2Q16	Restoration Hardware, H&M, Forever 21, Nike
Cincinnati, OH		30	1	29	0	N/A	4Q16	Dick’s Sporting Goods, Staples
Tampa, FL		18	13	5	12	N/A	4Q15	Ross Dress for Less, Marshalls, Michaels, PetSmart
Richmond, VA		17	7	10	5	N/A	3Q17	Martin’s, Petco
San Juan, PR (Del Sol)		11	1	10	0	N/A	1Q17	-
Other Major Redevelopments		24	6	19	5	N/A	N/A	-

		$265	$59	$207	$24

DDR Corp.

Unconsolidated Joint Ventures

$, GLA in millions

	Partner	DDR Own %	Operating Properties	Owned GLA	ABR	Gross Book Value	Debt
BRE DDR Retail	Blackstone Real	5%(1)	69	11.3	$145.1	$1,730.8	$1,252.5
Holdings III	Estate Partners VII

DDRTC Core	TIAA-CREF	15%	26	8.4	105.2	1,550.8	815.0
Retail Fund

DDR Domestic	Various	20%	56	7.9	88.5	1,380.2	920.4
Retail Fund I

DDR-SAU	State of Utah	20%	23	2.1	22.8	281.6	154.6
Retail Fund

Other	Various	Various	13	2.0	20.3	239.7	139.6

Total			187	31.7	$381.9	$5,183.1	$3,282.1

(1)	In addition to DDR’s 5% common equity, DDR has $307.6 million of Preferred Equity with an interest rate of 8.5%.

DDR Corp.

Joint Venture Income Statement

$ in millions

	At 100%		At DDR Share
	1Q15	1Q14	1Q15
Revenues:
Minimum rents (1)	$103.7	$98.6	$15.1
Percentage rent	0.6	0.4	0.1
Recoveries	30.9	21.9	4.6
Other revenues	2.4	15.6	0.4

	137.6	136.5	20.2
Expenses:
Operating and maintenance	32.7	35.1	4.4
Real estate taxes	18.3	12.7	2.8

	51.0	47.8	7.2

Net operating income	86.6	88.7	13.0

Other income (expense):
Interest expense (2)	(40.9)	(50.1)	(5.9)
Depreciation and amortization	(56.7)	(41.2)	(7.1)
Impairment charges	(0.4)	0.0	(0.1)
Tax expense	0.0	(4.1)	0.0
Other expense, net	(0.4)	(3.0)	(0.1)

	(98.4)	(98.4)	(13.2)
Loss from continuing operations	(11.8)	(9.7)	(0.2)
Loss from discontinued operations	0.0	(2.6)	0.0
Gain on disposition of discontinued operations, net	0.0	21.5	0.0
Loss on disposition of real estate, net	(0.2)	0.0	0.0
Non-controlling interests	0.0	(1.5)	0.0

Net (loss) income attributable to unconsolidated joint ventures	(12.0)	7.7	(0.2)
Depreciation and amortization of real estate investments	56.7	44.2	7.1
Impairment of depreciable real estate	0.4	0.0	0.1
Loss (gain) on disposition of depreciable real estate, net	0.2	(21.5)	0.0

Funds From Operations:	$45.3	$30.4	$7.0

Net (loss) income at DDR ownership interests	$(0.2)	$4.7	$(0.2)
Basis differences	0.3	0.8	0.3

Equity in net income of joint ventures	0.1	5.5	0.1
FFO at DDR’s ownership interests	$7.0	$8.7
Operating FFO at DDR’s ownership interests	$7.0	$9.1

(1) Straight-line rent, net	1.0	0.9	0.0
(2) Non-cash interest expense	(0.8)	(1.0)	0.0

DDR Corp.

Joint Venture Balance Sheet

$ in millions

	At 100%
	1Q15	4Q14
Land	$1,359.9	$1,439.8
Buildings	3,589.2	3,854.6
Fixtures and tenant improvements	180.4	200.7

	5,129.5	5,495.1
Less: Accumulated depreciation	(736.9)	(773.2)

	4,392.6	4,721.9
Land held for development and construction in progress	53.6	55.7

Real estate, net	4,446.2	4,777.6

Cash and restricted cash	82.0	100.8
Receivables, including straight-line rent, net	47.8	80.5
Other assets, net	373.8	394.7

	4,949.8	5,353.6

Mortgage debt	3,282.1	3,552.8
Notes and accrued interest payable to DDR	3.1	144.8
Other liabilities	202.4	277.0

	3,487.6	3,974.6
Redeemable preferred equity	307.6	305.3
Accumulated equity	1,154.6	1,073.7

	$4,949.8	$5,353.6

	At DDR Share
	1Q15	4Q14
Land	$187.5	$202.5
Buildings	502.5	555.5
Fixtures and tenant improvements	29.2	33.3

	719.2	791.3
Less: Accumulated depreciation	(140.9)	(150.2)

	578.3	641.1
Land held for development and construction in progress	5.7	5.8

Real estate, net	584.0	646.9

Cash and restricted cash	11.2	16.8
Receivables, including straight-line rent, net	9.0	15.4
Other assets, net (1)	26.3	27.7
Disproportionate share of equity (2)	(2.2)	(2.2)

	628.3	704.6

Mortgage debt (3) (4)	454.2	503.5
Notes and accrued interest payable to DDR	0.6	14.7
Other liabilities	18.9	29.2

	473.7	547.4
Accumulated equity	141.4	144.1
Disproportionate share of equity (2)	13.2	13.1

	$628.3	$704.6
(1) Intangible assets at DDR share	19.3	20.4
(2) Adjustments represent promoted equity and minority interests
(3) Fair market value of debt adjustment at DDR share (ASC 820)	0.9	1.0
(4) Non-recourse mortgage debt with a zero basis at DDR share	0.0	17.4

DDR Corp.

Capital Structure

$, shares and units in millions, except per share

	March 31, 2015		March 31, 2014
Capital Structure	Amount	% of Total	Amount	% of Total
Common Shares Equity	$6,748.4	55%	$5,928.4	51%

Perpetual Preferred Stock	350.0	3%	405.0	4%

Unsecured Credit Facilities	6.3	0%	28.3	0%
Unsecured Term Loan	0.0	0%	350.0	3%
Unsecured Public Debt	3,272.3	26%	2,775.5	24%
Secured Term Loan	300.0	2%	400.0	3%
Fixed Rate Mortgage Debt	1,552.2	13%	1,595.3	14%
Variable Rate Mortgage Debt	98.9	1%	80.9	1%

	5,229.7	42%	5,230.0	45%

Total	$12,328.1	100%	$11,563.4	100%

Capital Structure Detail
Debt to Market Capitalization	42.4%		45.2%
Common Shares Outstanding	361.0		359.3
Operating Partnership Units	1.4		0.4
Market Value per Share	$18.62		$16.48
Accretion on Convertible Notes (excluded above)	$7.0		$18.5
Partners’ Share of Consolidated Debt (included above)	$9.9		$9.9
DDR Share of Unconsolidated Debt (excluded above)	$454.2		$627.7

Credit Ratings			Covenants
	Debt Rating	Outlook		Covenant Threshold			Actual Covenant
Moody’s	Baa2	Stable	Total Debt to Real Estate Assets Ratio	≤	65%		50%
S&P	BBB-	Stable	Secured Debt to Assets Ratio	≤	40%		18%
Fitch	BBB-	Stable	Unencumbered Assets to Unsecured Debt	≥	135%		200%
			Fixed Charge Coverage Ratio	≥	1.5	x	2.2	x

DDR Corp.

Debt / EBITDA

$ in millions

	1Q15	1Q14
Consolidated
Net loss to DDR	$(243.8)	$(16.6)
Impairments	279.0	2.3
Depreciation and amortization	103.0	103.7
Interest expense	63.0	59.7
Gain on change in control of interests	(14.3)	0.0
Other expenses, net	4.0	4.8
Equity in net income of JVs	(0.1)	(5.5)
JV Impairments (at DDR share)	0.0	9.1
Income tax expense	4.9	0.7
EBITDA adjustments from discontinued operations	0.0	7.0
(Gain) loss on disposition of real estate, net	(25.1)	1.1
Adjustments for non-controlling interests	0.4	(2.2)
JV FFO (at DDR share)	7.0	8.7
Other JV adjustments (at DDR share)	0.0	0.4

EBITDA - current quarter	178.0	173.2
EBITDA - annualized	712.0	692.8

Consolidated debt	5,247.1	5,243.9
Partner share of consolidated debt	(9.9)	(9.9)
Face value adjustments	(17.4)	(13.9)
Cash and restricted cash	(63.6)	(193.0)

Net adjusted debt	$5,156.2	$5,027.1

Debt / EBITDA - Consolidated	7.24x	7.26x

Pro rata including JVs
EBITDA - current quarter	184.1	185.5
EBITDA - annualized	736.4	742.0

Consolidated net debt	5,156.2	5,027.1
JV debt (at DDR share)	453.3	627.1
Cash and restricted cash	(11.2)	(77.5)

Net adjusted debt	$5,598.3	$5,576.7

Debt / EBITDA - Pro rata	7.60x	7.52x

DDR Corp.

Debt Summary

$ in millions

		Consolidated			Unconsolidated
		Total 100%	Total DDR Share	Interest Rate DDR Share	Total 100%	Total DDR Share	Interest Rate DDR Share
Debt Composition
Unsecured Credit Facilities		$6.3	$6.3	2.14%
Unsecured Public Debt		3,265.3	3,265.3	5.01%
Secured Term Loan		300.0	300.0	1.53%
Fixed Rate Mortgage Loans		1,552.2	1,542.3	5.37%	$2,063.6	$352.0	5.34%
Variable Rate Mortgage Loans		98.9	98.9	1.41%	1,199.6	101.3	2.03%

Subtotal		5,222.7	5,212.8	4.84%	3,263.2	453.3	4.60%
Fair Market Value Adjustment		24.4	24.4		18.9	0.9

Total		$5,247.1	$5,237.2	4.84%	$3,282.1	$454.2	4.60%

	Scheduled Principal Payments	Secured Debt Maturities	Unsecured Debt Maturities	Total 100%	Total Pro Rata	Interest Rate Pro Rata	GAAP Interest Rate Pro Rata
Consolidated Maturity Schedule (1)
2015	$27.8	$429.1	$503.0	$959.9	$959.9	4.49%	4.17%
2016	30.7	117.3	240.0	388.0	388.0	7.74%	7.49%
2017	29.8	203.2	300.0	533.0	533.0	6.58%	5.82%
2018	22.7	428.4	388.5	839.6	839.6	3.83%	3.75%
2019	16.5	169.3	0.0	185.8	185.8	5.34%	5.25%
2020	7.3	280.2	300.0	587.5	587.5	6.11%	5.96%
2021	4.4	126.5	300.0	430.9	430.9	3.92%	3.83%
2022	0.1	42.8	450.0	492.9	483.0	4.67%	4.67%
2023	0.0	0.0	300.0	300.0	300.0	3.38%	3.38%
2024 and beyond	0.0	15.0	500.0	515.0	515.0	3.53%	3.53%
Unsecured debt discount			(9.9)	(9.9)	(9.9)

	$139.3	$1,811.8	$3,271.6	$5,222.7	$5,212.8	4.84%	4.65%

Unconsolidated Maturity Schedule (1)
2015	$5.9	$0.0	$0.0	$5.9	$1.5	0.00%	0.00%
2016	7.8	4.6	0.0	12.4	2.1	5.99%	5.99%
2017	7.3	1,358.2	0.0	1,365.5	264.0	5.46%	5.46%
2018	4.0	124.0	0.0	128.0	19.6	4.46%	4.33%
2019	4.0	1,198.5	0.0	1,202.5	99.3	2.08%	2.06%
2020	4.2	60.5	0.0	64.7	7.7	5.23%	4.78%
2021	3.4	80.5	0.0	83.9	31.6	5.41%	5.41%
2022	1.7	244.1	0.0	245.8	12.4	4.39%	3.37%
2023	1.7	80.7	0.0	82.4	4.3	3.93%	4.32%
2024 and beyond	0.5	71.6	0.0	72.1	10.8	4.30%	4.30%

Total	$40.5	$3,222.7	$0.0	$3,263.2	$453.3	4.60%	4.56%

% of Total	Consolidated				Unconsolidated
Fixed	92.3%				63.4%
Variable	7.7%				36.6%
Recourse to DDR	68.9%				0.0%
Non-recourse to DDR	31.1%				100.0%

(1)	Assumes borrower extension options are exercised.

DDR Corp.

Consolidated Debt Detail

$ in millions

	Balance 100%	Balance DDR Share	Maturity Date (1)	Interest Rate (2) (3)
Senior Debt:
Unsecured Revolver ($750m) (4)	$6.3	$6.3	04/18	L + 115
Unsecured Revolver ($65m) (4)	0.0	0.0	04/18	L + 115
Secured Term Loan ($300m)	300.0	300.0	04/18	L + 135

	$306.3	$306.3
Public Debt:
Unsecured Notes	$153.0	$153.0	05/15	5.50%
Convertible Notes (5)	343.0	343.0	11/15	1.75%
Unsecured Notes	239.8	239.8	03/16	9.63%
Unsecured Notes	300.0	300.0	04/17	7.50%
Unsecured Notes	299.1	299.1	04/18	4.75%
Unsecured Notes	82.2	82.2	07/18	7.50%
Unsecured Notes	298.6	298.6	09/20	7.88%
Unsecured Notes	298.3	298.3	01/21	3.50%
Unsecured Notes	456.4	456.4	07/22	4.63%
Unsecured Notes	298.5	298.5	05/23	3.38%
Unsecured Notes	496.4	496.4	02/25	3.63%

	$3,265.3	$3,265.3
Mortgage Debt:
Hamilton Commons, NJ	$1.0	$1.0	09/15	4.70%
Woodfield Village Green, IL	65.2	65.2	09/15	6.40%
Carillon Place, FL	25.5	25.5	09/15	6.40%
Fairfax Towne Center, VA	38.7	38.7	09/15	6.40%
Shoppers World, MA	127.0	127.0	09/15	6.40%
Winter Garden Village, FL	103.4	103.4	10/15	6.10%
Cumming Town Center, GA	33.6	33.6	10/15	6.10%
Silver Spring Square, PA	38.0	38.0	10/15	6.35%

Tops Plaza, NY	1.5	1.5	01/16	8.00%
Freedom Plaza, NY	0.6	0.6	09/16	7.85%
Sycamore Crossing, OH	63.3	63.3	12/16	5.81%
The Maxwell, IL	55.5	55.5	12/16	L + 160

Falcon Ridge Town Center, CA	43.5	43.5	01/17	5.68%
Vista Village, CA	33.2	33.2	04/17	5.71%
Walmart Supercenter, NC	3.2	3.2	08/17	6.00%
Connecticut Commons, CT	47.2	47.2	10/17	5.01%
Riverdale Village, MN	25.9	25.9	10/17	5.01%
Riverdale Village Perimeter, MN	32.4	32.4	10/17	5.01%
Lake Brandon Village, FL	9.3	9.3	10/17	5.01%
Shoppers World Brookfield, WI	5.8	5.8	10/17	5.01%
Marketplace of Brown Deer, WI	4.2	4.2	10/17	5.01%
Brown Deer Center, WI	7.9	7.9	10/17	5.01%
Thruway Plaza (Walmart), NY	1.4	1.4	10/17	6.78%

DDR Corp.

Consolidated Debt Detail

$ in millions

	Balance 100%	Balance DDR Share	Maturity Date (1)	Interest Rate (2) (3)
Tops Plaza, NY	6.1	6.1	01/18	7.05%
Falcon Ridge Town Center, CA	14.6	14.6	01/18	5.91%
Walmart Supercenter, SC	3.3	3.3	01/18	6.00%
Fortuna Center, VA	12.1	12.1	02/18	6.18%
Johns Creek Town Center, GA	24.4	24.4	03/18	5.06%
Southland Crossings, OH	24.4	24.4	03/18	5.06%
The Promenade at Brentwood, MO	30.9	30.9	03/18	5.06%
DDR Headquarters, OH	28.4	28.4	03/18	L + 105
Mohawk Commons, NY	9.2	9.2	12/18	5.75%

Lowe’s, TN	3.9	3.9	01/19	7.66%
Nassau Park Pavilion, NJ	56.9	56.9	02/19	3.40%
Bandera Pointe, TX	24.8	24.8	02/19	3.40%
Presidential Commons, GA	21.2	21.2	02/19	3.40%
Plaza Cayey, PR	20.9	20.9	06/19	7.59%
Plaza Fajardo, PR	25.1	25.1	06/19	7.59%
Plaza Isabela, PR	22.0	22.0	06/19	7.59%
Plaza Walmart, PR	11.7	11.7	06/19	7.59%
Mariner Square, FL	2.5	2.5	09/19	9.75%

Northland Square, IA	4.9	4.9	01/20	9.38%
Plaza Rio Hondo, PR	125.3	125.3	01/20	3.95%
Easton Marketplace, OH	50.1	50.1	01/20	3.95%
The Fountains, FL	45.7	45.7	01/20	3.95%
Perimeter Pointe, GA	43.2	43.2	01/20	3.95%
Polaris Towne Center, OH	43.5	43.5	04/20	6.76%

Chapel Hills West, CO	12.4	12.4	06/21	5.49%
West Valley Marketplace, PA	9.7	9.7	07/21	6.95%
Plaza Escorial, PR	73.7	73.7	07/21	3.59%
Wrangleboro Consumer Sq, NJ	60.4	60.4	10/21	5.41%
Chapel Hills East, CO	8.5	8.5	12/21	5.24%

Paradise Village Gateway, AZ	30.0	20.1	01/22	4.65%
Macedonia Commons, OH	19.3	19.3	02/22	5.71%

Gulfport Promenade, MS	15.0	15.0	12/37	S + 37

	$1,651.1	$1,641.2
FMV adjustment - assumed debt	24.4	24.4

Total	$1,675.5	$1,665.6

Rate Type
Fixed	$4,817.5	$4,807.6	4.4 years	5.12%
Variable	405.2	405.2	3.6 years	1.51%

	$5,222.7	$5,212.8	4.3 years	4.84%

DDR Corp.

Consolidated Debt Detail

$ in millions	Balance 100%	Balance DDR Share	Maturity Date (1)	Interest Rate (2) (3)
Perpetual Preferred Stock
Class J	$200.0	$200.0	Perpetual	6.500%
Class K	150.0	150.0	Perpetual	6.250%

Interest Rate Swaps	Notional	Rate	Fixed	Termination
Underlying Debt Hedged:	Amount	Hedged	Rate	Date
Mortgage Portfolio	$79.6	1 mo. LIBOR	2.81%	9/1/17

(1)	Assumes borrower extension options are exercised.

(2)	L = LIBOR, S = SIFMA.

(3)	Does not include discounts or premiums.

(4)	Effective April 23, 2015, the unsecured revolvers have an interest rate of L + 100 and a final maturity date of June 1, 2020.

(5)	The $350 million face value of the convertible notes is to be settled in cash. Any premium may be net settled prior to November 2015 with DDR’s common stock or cash at DDR’s option once the stock price rises above 125% of the $14.85 conversion price (as of March 31, 2015) for a specified period of time as outlined in the Prospectus Supplement dated November 1, 2010. The conversion price is subject to future adjustments, including the declaration of a quarterly dividend. No dilution assumed for purposes of calculating FFO or Operating FFO as of March 31, 2015, since the market trigger has not been achieved and the notes were not convertible. Included in this amount is a $7.0 million reduction as compared to the face value of the convertible notes representing the remaining accretion of the initial conversion valuation.

DDR Corp.

Unconsolidated Debt Detail

$ in millions

	Balance 100%	Balance DDR Share	Maturity Date (1)	Interest Rate (2) (3)
BRE DDR Retail Holdings III
Telegraph Plaza, MI	$4.9	$0.2	12/16	5.99%
Camp Creek, GA	42.0	2.1	12/18	4.62%
May 2019 Loan Pool (2 assets)	20.8	1.0	05/19	4.85%
November 2019 Loan Pool (45 assets)	796.7	39.9	11/19	L + 160
Whittwood Town Center, CA	43.0	2.2	12/20	5.20%
January 2022 Loan Pool (3 assets)	23.0	1.1	01/22	4.75%
Kyle Marketplace, TX	24.8	1.2	03/22	4.09%
March 2022 Loan Pool (3 assets)	23.4	1.2	03/22	5.49%
Eastland Center, CA	90.0	4.5	07/22	4.50%
Greenway Commons, TX	33.0	1.7	07/22	4.10%
July 2022 Loan Pool (4 assets)	17.0	0.9	07/22	4.40%
White Oak Village, VA	34.3	1.7	09/22	3.60%
January 2023 Loan Pool (4 assets)	22.7	1.1	01/23	4.27%
Kingsbury Center, IL	14.5	0.7	06/23	3.97%
Valley Bend, AL	43.5	2.2	06/23	3.75%

	$1,233.6	$61.7
DDR Domestic Retail Fund I
Village Center, WI	$10.7	$2.1	02/17	L + 140
West Falls Plaza, NJ	9.9	2.0	02/17	L + 140
52 Additional Assets	883.5	176.7	07/17	5.60%
Heather Island, FL	4.5	0.9	02/18	3.56%
Hilliard Rome, OH	11.8	2.4	02/18	3.56%

	$920.4	$184.1
DDRTC Core Retail Fund
Pool 1 (9 assets)	$350.2	$52.5	03/17	5.45%
Pool 5 (11 assets) (3)	217.0	32.6	02/19	L + 180
Pool 3 (6 assets) (3)	165.3	24.8	03/19	L + 225
Birkdale Village, NC	82.5	12.4	04/24	4.30%

	$815.0	$122.3
DDR-SAU Retail Fund
DDR-SAU Retail Fund (14 assets)	$84.1	$16.8	09/17	4.74%
DDR-SAU Retail Fund (9 assets)	70.5	14.0	04/18	4.65%

	$154.6	$30.8
Other Joint Ventures
Lennox Town Center Limited, OH	$1.0	$0.5	07/17	6.44%
Lennox Town Center Limited, OH	26.0	13.0	07/17	5.64%
RO & SW Realty (9 assets)	19.5	4.9	10/20	5.25%
Sun Center Limited, OH	22.2	17.7	05/21	5.99%
RVIP IIIB, Deer Park, IL	70.9	18.3	09/21	4.84%

	$139.6	$54.4

DDR Corp.

Unconsolidated Debt Detail

$ in millions

	Balance 100%	Balance DDR Share	Maturity Date (1)	Interest Rate (2) (3)
Subtotal	$3,263.2	$453.3
FMV Adjustment - Assumed Debt	18.9	0.9

Total	$3,282.1	$454.2

Rate Type
Fixed	$2,063.6	$352.0	3.2 years	5.34%
Variable	1,199.6	101.3	4.1 years	2.03%

	$3,263.2	$453.3	3.4 years	4.60%

Interest Rate Swaps	Notional	Rate	Fixed	Termination
Underlying Debt Hedged:	Amount	Hedged	Rate	Date
Mortgage Loan	$42.0	1 mo. LIBOR	1.87%	12/1/18

(1)	Assumes borrower extension options are exercised.

(2)	L = LIBOR

(3) Loans with floor interest rates:	Floor:
DDRTC Holdings Pool 5 (11 assets)	1 mo. LIBOR of 0.25%
DDRTC Holdings Pool 3 (6 assets)	1 mo. LIBOR of 0.25%

DDR Corp.

Analyst Coverage

Corporate Headquarters		Investor Relations
DDR Corp.		Matt Lougee
3300 Enterprise Parkway		Toll Free: (877) 225-5337
Beachwood, Ohio 44122		Main: (216) 755-5500
Website: www.ddr.com		Email: mlougee@ddr.com

Equity Research
Bank of America Merrill Lynch	Craig Schmidt	craig.schmidt@baml.com	(646	) 855-3640
Capital One	Chris Lucas	christopher.lucas@capitalone.com	(571	) 633-8151
Citigroup	Michael Bilerman	michael.bilerman@citi.com	(212	) 816-1383
	Christy McElroy	christy.mcelroy@citi.com	(212	) 816-6981
Cowen & Company	Jim Sullivan	james.sullivan@cowen.com	(646	) 562-1380
Credit Suisse	Ian Weissman	ian.weissman@credit-suisse.com	(212	) 538-6889
	George Auerbach	george.auerbach@credit-suisse.com	(212	) 538-8082
Deutsche Bank	Vincent Chao	vincent.chao@db.com	(212	) 250-6799
DISCERN	Dave Wigginton	dwigginton@discern.com	(646	) 863-4177
Evercore ISI	Steve Sakwa	steve.sakwa@evercoreisi.com	(212	) 446-9462
	Samir Khanal	samir.khanal@evercoreisi.com	(212	) 888-3796
Goldman Sachs	Andrew Rosivach	andrew.rosivach@gs.com	(212	) 902-2796
	Caitlin Burrows	caitlin.burrows@gs.com	(212	) 902-4736
Green Street Advisors	Jason White	jwhite@greenstreetadvisors.com	(949	) 640-8780
Hilliard Lyons	Carol Kemple	ckemple@hilliard.com	(502	) 588-1839
Jefferies and Company	Tayo Okusanya	tokusanya@jefferies.com	(212	) 336-7076
J.P. Morgan	Michael Mueller	michael.w.mueller@jpmorgan.com	(212	) 622-6689
KeyBanc Capital Markets	Jordan Sadler	jsadler@keybanccm.com	(917	) 368-2280
	Todd Thomas	tthomas@keybanccm.com	(917	) 368-2286
MLV & Co.	Paul Morgan	pmorgan@mlvco.com	(415	) 325-4187
Morgan Stanley	Haendel St. Juste	haendel.stjuste@morganstanley.com	(212	) 761-0071
	Catherine Klinchuch	catherine.klinchuch@morganstanley.com	(212	) 296-8581
RBC Capital Markets	Rich Moore	rich.moore@rbccm.com	(440	) 715-2646
Sandler O’Neill	Alex Goldfarb	agoldfarb@sandleroneill.com	(212	) 466-7937
SunTrust Robinson Humphrey	Ki Bin Kim	kibin.kim@suntrust.com	(212	) 303-4124
UBS	Ross Nussbaum	ross.nussbaum@ubs.com	(212	) 713-2484
	Jeremy Metz	jeremy.metz@ubs.com	(212	) 713-2429
Wells Fargo	Jeff Donnelly	jeff.donnelly@wellsfargo.com	(617	) 603-4262
	Tamara Fique	tamara.fique@wellsfargo.com	(443	) 263-6568

Fixed Income Research
Barclays	Peter Troisi	peter.troisi@barclays.com	(212	) 412-3695
Citigroup	Tom Cook	thomas.n.cook@citigroup.com	(212	) 723-1112
J.P. Morgan	Mark Streeter	mark.streeter@jpmorgan.com	(212	) 834-5086
Wells Fargo	Thierry Perrein	thierry.perrein@wellsfargo.com	(704	) 715-8455

DDR Corp.

Notable Accounting and Supplemental Policies

Revenues

•	Percentage and overage rents are recognized after the tenants’ reported sales have exceeded the applicable sales breakpoint.

•	Tenant reimbursements are recognized in the period in which the expenses are incurred.

•	Lease termination fees are recognized upon termination of a tenant’s lease when the Company has no further obligations under the lease.

General and Administrative Expenses

•	General and administrative expenses include certain internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred.

•	All internal and external acquisition costs are expensed as incurred.

•	The Company does not capitalize any executive officer compensation.

•	General and administrative expenses include executive property management compensation and related expenses. Property management services’ direct compensation is reflected in operating and maintenance expenses.

Deferred Financing Costs

•	Costs incurred in obtaining financing are included in deferred charges and amortized on a straight-line basis over the term of the related debt agreement; such amortization is reflected as interest expense in the consolidated statements of operations.

Real Estate

•	Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property’s estimated undiscounted future cash flows, including estimated proceeds from disposition.

•	Construction in progress includes shopping center developments and significant expansions and redevelopments.

•	Acquisitions of a partner’s interest in an unconsolidated joint venture in which a change of control has occurred are recorded at fair value.

•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings	20 to 40 years
Building Improvements	5 to 20 years
Furniture/Fixtures/	Shorter of economic life or lease terms
Tenant Improvements

DDR Corp.

Notable Accounting and Supplemental Policies

Capitalization

•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations and expenditures that improve or extend the life of the asset are capitalized.

•	The Company capitalizes interest on funds used for the construction or expansion of shopping centers and certain construction administration costs. Capitalization of interest and administration costs ceases when construction activities are completed and the property is available for occupancy by tenants or when activities are suspended.

•	Interest expense and real estate taxes incurred during construction are capitalized and depreciated over the building life. The Company does not capitalize interest on land held for development which is on hold and is not undergoing any development activities.

Gains on Sales of Real Estate

•	Gains on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers are recognized at closing when the earnings process is deemed to be complete.

•	Gains or losses on the sales of operating shopping centers are generally reflected as discontinued operations.

Leasing Spreads

•	Leasing spreads are calculated by comparing the prior tenant’s annual base rent in the final year of the old lease to the new tenant’s annual base rent in the first year of the new lease. The reported calculation, “Comparable”, only includes deals executed within one year of the date that the prior tenant vacated. “Non-comp” deals consist of deals not executed within one year of the date the prior tenant vacated, deals which resulted in a significant difference in size, or deals for space which was vacant at acquisition.

Same Store NOI (“SSNOI”)

•	Excludes development, redevelopment, straight-line rental income and expenses, lease termination income, FMV of leases and provisions for uncollectible amounts and/or recoveries thereof; includes assets owned in comparable periods (15 months for quarter comparisons).

Net Effective Rents

•	Net effective rents are calculated as a weighted average per rentable square foot over the lease term with full consideration for all costs associated with leasing the space rather than pro rata costs. Landlord work represents property level improvements associated with the lease transactions; however, those improvements are attributed to the landlord’s property value and typically extend the life of the asset in excess of the lease term.

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